                        ANNUAL REPORT / DECEMBER 31 1998




                                 AIM VALUE FUND











                        [Cover Photo of Antique Dealer]




                             INVEST WITH DISCIPLINE
                           -- Registered Trademark --

[AIM LOGO APPEARS HERE]

-------------------------------------------------------------------------

                   THE ANTIQUE DEALER BY HEINRICH EDE (1846)

[PHOTO OF          ANTIQUE DEALERS SEARCH FOR RARE, HISTORIC PIECES
 ANTIQUE
  DEALER           THAT MAY APPRECIATE IN VALUE OVER TIME. FINE
APPEARS HERE]
                   ANTIQUES DEVELOP A PATINA THAT CANNOT BE DUPLICATED,

                   BUT BUILDS ONLY WITH TIME. LIKE ANTIQUE COLLECTING,

                   INVESTING ALSO TAKES PATIENCE AND AN EYE

                   FOR INTRINSIC VALUE.
-------------------------------------------------------------------------

AIM Value Fund is for shareholders who seek long-term growth of capital through a portfolio that consists primarily of stocks of companies that are undervalued relative to the stock market as a whole.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Value Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Funds performance is computed at net asset value without a sales charge.
o During the fiscal year ended 12/31/98 the Fund paid distributions of $2.70 per share for Class A shares and $2.61 per share for Class B and Class C shares.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Funds Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and class expenses.
o The Funds investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Standard & Poors Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends.
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The Lipper Growth Funds Index represents an average of the performance of the 30 largest growth funds. It is compiled by Lipper, Inc., an independent mutual fund performance monitor.
o The Russell 2000 Stock Index is an unmanaged index generally considered to be representative of small-capitalization stocks.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

    AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED
           OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION
              OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT
                 YOU COULD LOSE A PORTION OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.


                                 AIM VALUE FUND

                      ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    As the fiscal year opened, markets were recovering from the
  [PHOTO OF         concerns produced by financial crises in Asia during 1997,
  Charles T.        and this optimism early in 1998 led several market indexes
    Bauer           to all-time highs in spring and early summer. However, the
 Chairman of        year was to bring two particularly serious financial shocks,
 the Board of       first the debt default by Russia, and later the gathering
   THE FUND         crisis in Brazil, which devalued its currency shortly after
 APPEARS HERE]      the fiscal year closed. The result was another year of
                    significant market volatility here and abroad.
                        Optimism yielded to pessimism over the summer amid
                    global financial crises and a widespread decline in U.S.
                    corporate earnings growth. Particularly from July through October, a major market correction for equities, including previously high-flying blue chips, bolstered U.S. Treasury issues, whose safety attracts investors in doubtful times.
                    Beginning in late September, the U.S. Federal Reserve Board intervened to pump liquidity and confidence into markets. Investors responded favorably, and the year closed on a positive note with domestic equities rallying and bonds displaying much less momentum.
    Some stock indexes produced excellent total return for the year, with the S&P 500 index of large-company stocks up a dramatic 28.60%. But focusing on one market benchmark may give you an incomplete view. There was wide divergence among market segments this fiscal year. For example, the Russell 2000 index of small-company stocks declined 2.55%. Even within the S&P 500, the bigger the company, the better the performance.

HOW SHOULD INVESTORS RESPOND?
We understood how unnerving 1988's level of volatility could have been. Of course, our repeated message to you is to keep a long-term outlook on investments rather than responding to short-term fluctuations. And we are pleased to note that most mutual fund shareholders remained cool headed and did not pull out of the markets during 1998. In the end, most were rewarded for their long-term perspective.
    In view of recent volatility and the divergent performance of market sectors, this may be a very good time to meet with your financial consultant to review your current asset allocation and the diversification of your portfolio. Broad portfolio diversification remains one of the most fundamental principles of investing, along with long-term thinking and realistic expectations.

YOUR FUND MANAGERS COMMENTS
On the pages that follow, your Fund's managers, experienced professionals who have weathered previous periods of market turbulence, offer more detailed discussion of how markets behaved, how they managed the portfolio in light of recent volatility, and what they foresee for markets and your Fund. We hope you find their discussion informative.

YEAR 2000 CONCERN
Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industry wide testing effort scheduled to begin in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios.
    We are pleased to send you this report on your Funds fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site,www.aimfunds.com. We often post market updates on our Web site. We thank you for your continued participation in The AIM
Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                     ------------------------------------
                             . . . WE ARE PLEASED

                              TO NOTE THAT MOST

                                 MUTUAL FUND

                            SHAREHOLDERS REMAINED

                           COOL HEADED AND DID NOT

                             PULL OUT OUT OF THE

                             MARKETS DURING 1998.

                     ------------------------------------


                                AIM VALUE FUND

                        ANNUAL REPORT / MANAGERS OVERVIEW



FUND OUTPACES S&P 500 IN
HIGHLY VOLATILE YEAR

THIS YEAR WAS PARTICULARLY UNSETTLING FOR THE STOCK MARKET. HOW DID THE AIM VALUE FUND PERFORM?
The AIM Value Fund reported outstanding results during intense market volatility. The Funds Class A shares produced a total annual return of 32.76%, outpacing the S&P 500, which finished 1998 up 28.60%. Class B shares reported a total annual return for the fiscal year of 31.70%, while Class C shares had a total annual return of 31.72%. The Funds net assets rose substantially from $13.6 billion a year ago to $18.7 billion as of December 31, 1998.

WHAT WERE MARKET CONDITIONS LIKE DURING THE FISCAL YEAR?
We would describe 1998 as a market with three definite phases. During the first stage, from January to mid-July, the market climbed, spurred by strong economies in the United States and Europe. But by summer these good sentiments began to disintegrate. In July the market entered its second phase, abruptly declining. By August, some market indexes such as the Dow had plunged. A convergence of international problems triggered the downturn: Currency devaluations occurred in Thailand, Malaysia, Indonesia and Korea. A lingering recession gripped Japan. Crippled by overwhelming debt, Russia suspended repayment of much of its foreign debt and suffered deep currency devaluations. Fears of a global credit crunch then spread to Latin America. Markets there plunged as investors worried that Brazil could not sustain its exchange rate in light of the country's increasing debt. The down market spurred a flight to quality, as investors turned away from riskier securities such as small-cap stocks and sought the relative safety and liquidity of large-cap stocks and U.S. Treasuries.
    The third phase came in October as markets stabilized and then climbed, spurred by a series of interest rate cuts. Over the course of seven weeks, the U.S. Federal Reserve Board lowered the key federal funds rate three times from 5.50% to 4.75%. The cuts triggered an astounding market rally. By the end of the fiscal year, major stock indexes reported impressive total returns.

WHY DID THE FUND HAVE SUCH AN OUTSTANDING PERFORMANCE?
Through our disciplined stock selection process, we chose a number of large-cap stocks that performed very well. In particular, our top three holdings MCI WorldCom, Guidant and Nokiamade strong gains in the last quarter of the fiscal year. MCI WorldCom, formed in September by the merger of MCI and WorldCom, is a global telecommunications powerhouse. One of the top-performing large stocks in 1998, MCI WorldCom's price more than doubled over the year. U.S.-based Guidant, the leading maker of cardiovascular therapeutic devices, including pacemakers, also doubled in price over the year. Finland's Nokia, one of the worlds leading manufacturers of mobile phones, almost quadrupled in stock price in the course of the fiscal year. We chose each of these stocks for fundamental reasons: All three companies are leaders in their respective fields, and each has strong prospects for continued earnings growth.

===============================================================================
GROWTH OF NET ASSETS
-------------------------------------------------------------------------------
In billions

[Bar graph]

$13.6       $18.7

12/97       12/98
===============================================================================

                      ------------------------------------
                          THROUGH OUR DISCIPLINED STOCK

                          SELECTION PROCESS, WE CHOSE A

                         NUMBER OF LARGE-CAP STOCKS THAT

                              PERFORMED VERY WELL.
                      ------------------------------------

                                 AIM VALUE FUND

                        ANNUAL REPORT / MANAGERS OVERVIEW

PORTFOLIO COMPOSITION

As of 12/31/98, based on total net assets

=======================================================================================================
Top 10 Holdings                                  Top 10 Industries
-------------------------------------------------------------------------------------------------------
  1. MCI WorldCom, Inc.                  5.74%     1. Computers (Software & Services)             6.84%
  2. Guidant Corp.                       4.06      2. Financial (Diversified)                     6.73
  3. Nokia Oyj A.B. Class A-ADR          3.54      3. Telecommunications (Long Distance)          5.74
  4. American International Group, Inc.  3.36      4. Retail (General Merchandise)                5.15
  5. Pharmacia & Upjohn, Inc.            3.14      5. Health Care (Medical Products & Supplies)   4.94
  6. Time Warner, Inc.                   3.08      6. Communications Equipment                    4.90
  7. Cox Communications, Inc. Class A    2.25      7. Broadcasting (Television, Radio & Cable)    4.66
  8. Microsoft Corp.                     2.11      8. Insurance (Multi-Line)                      4.32
  9. Colgate-Palmolive Co.               2.08      9. Health Care (Drugs-Major Pharmaceuticals)   4.01
 10. Wal-Mart Stores, Inc.               2.05      0. Computers (Hardware)                        3.11

Please keep in mind that the Funds portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
=======================================================================================================

We purchased them when they were undervalued. Near the end of the fiscal year, the market took notice of these exceptional companies.

WHAT CHANGES DID YOU MAKE IN THE FUNDS PORTFOLIO OVER THE YEAR?
Technology and financial sectors have long been the most important areas for the AIM Value Fund. That remained the case at the end of fiscal 1998, but our weightings in each sector changed during the year. We reduced our bank holdings because of weakness in this sector in the third quarter. Stocks of many U.S. banks and brokerages fell out of favor because of global concerns about credit and the near collapse of a major hedge fund.

    At the same time, we increased our weightings in technology stocks, particularly in computer software and services. Our top technology stock, Microsoft, turned in outstanding earnings in 1998 as it introduced its new operating system, Windows 98. Its stock is one of the best performing members of the S&P 500; in fact, Microsoft has surpassed General Electric as the worlds leading company in terms of market capitalization the value of all of its outstanding stock.
    Technology stocks powered the market rally at the end of the fiscal year. Investor excitement about technology focused primarily on the Internet and its potential for explosive growth over the next five to 10 years. The Fund doesn't own any .com stocks because their earnings track record does not meet our investment criteria. Instead we invest in telecommunications companies like MCI WorldCom and communications equipment makers like Nokia that are building the infrastructure for the Internet.
    We increased our weightings in stocks of consumer cyclicals-economically sensitive companies whose earnings are tied to consumer spending. In fiscal 1998, these companies benefited from strong consumer spending supported by low inflation and low interest rates. Top holdings in this area included cable companies Time Warner and Cox Communications, and discount retailer Wal-Mart.

WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND EQUITY MARKETS?
We expect continued volatility in the stock markets, perhaps as much as we experienced in 1998. At the same time, were optimistic that the United States will avoid a recession in 1999. The economy is likely to experience annual gross domestic product growth in the 1.5% to 2% range, so low inflation and low interest rates should continue. However, with global markets experiencing weakness and the U.S. economy expanding more slowly, many companies will find it difficult to produce earnings growth. With our investment approach, which focuses on companies with strong earnings prospects that are undervalued relative to the market as a whole, we remain confident that the Fund is positioned well as we enter the coming year.

          See important Fund and index disclosures inside front cover.



                                 AIM VALUE FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT AIM
VALUE FUND VS. BENCHMARK INDEXES

5/1/84-12/31/98

--------------------------------------------------------------------------------
       AIM VALUE
        FUND A,
       CLASS A
        SHARES             LIPPER              S&P 500
--------------------------------------------------------------------------------
12/84   10,385             10,498              10,823

12/85   12,744             13,662              14,248

12/86   13,865             15,792              16,901

12/87   14,692             16,306              17,776

12/88   17,719             18,611              20,709

12/89   23,307             23,723              27,251

12/90   23,746             22,439              26,402

12/91   34,064             30,591              34,411

12/92   39,648             32,926              37,029

12/93   47,065             36,870              40,744

12/94   48,606             36,290              41,298

12/95   65,545             48,140              56,761

12/96   75,061             56,580              69,760

12/97   93,038             72,441              93,000

12/98  123,521             91,051             119,525

================================================================================

PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS.

================================================================================

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/98, including sales charges

CLASS A SHARES

Inception (5/1/84)                    18.69%

  10 years                            20.75
   5 years                            19.92
   1 year                             25.45

**32.76% excluding sales charges

CLASS B SHARES

Inception (10/18/93)                  19.18%
   5 years                            20.11
   1 year                             26.70**

**31.70% excluding sales charges

CLASS C SHARES

Inception (8/4/97)                    21.54%

   1 year                             30.72***

***31.72% excluding sales charges
================================================================================

Source: Towers Data Systems HYPO--Registered Trademark--

   Your Funds total return includes sales charges, expenses, and management fees. The performance of Class B And C shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your Funds Class A shares to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 5/1/8412/31/98. (Please note that the S&P 500 and the Lipper Growth Funds Index performance figures are for the period 4/30/8412/31/98.) It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio. A market index such as the S&P 500 is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment. An index of funds such as the Lipper Growth Funds Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.


================================================================================

                                 AIM VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                    MARKET
                                    SHARES           VALUE
DOMESTIC COMMON STOCKS-86.11%

AIRLINES-0.39%

Continental Airlines, Inc.(a)       2,172,100   $    72,765,350
---------------------------------------------------------------

AUTOMOBILES-0.21%

Ford Motor Co.                        675,000        39,614,062
---------------------------------------------------------------

BANKS (MONEY CENTER)-1.54%

Chase Manhattan Corp. (The)         4,250,000       289,265,625
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-4.66%

Comcast Corp.-Class A               1,600,000        93,900,000
---------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                              6,083,700       420,535,763
---------------------------------------------------------------
MediaOne Group Inc.(a)              7,600,000       357,200,000
---------------------------------------------------------------
                                                    871,635,763
---------------------------------------------------------------

BUILDING MATERIALS-0.49%

Masco Corp.                         3,200,000        92,000,000
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.09%

Comverse Technology, Inc.(a)        1,939,500       137,704,500
---------------------------------------------------------------
Lucent Technologies, Inc.             600,000        66,000,000
---------------------------------------------------------------
                                                    203,704,500
---------------------------------------------------------------

COMPUTERS (HARDWARE)-3.11%

Dell Computer Corp.(a)              3,750,000       274,453,125
---------------------------------------------------------------
International Business Machines
  Corp.                               600,000       110,850,000
---------------------------------------------------------------
Sun Microsystems, Inc.(a)           2,300,000       196,937,500
---------------------------------------------------------------
                                                    582,240,625
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.64%

Cisco Systems, Inc.(a)              3,300,000       306,281,250
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.95%

EMC Corp.(a)                        1,500,000       127,500,000
---------------------------------------------------------------
Lexmark International Group,
  Inc.(a)                             500,000        50,250,000
---------------------------------------------------------------
                                                    177,750,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-6.84%

BMC Software, Inc.(a)               5,500,000       245,093,750
---------------------------------------------------------------
Computer Sciences Corp.(a)          2,900,000       186,868,750
---------------------------------------------------------------
Microsoft Corp.(a)                  2,850,000       395,259,375
---------------------------------------------------------------
Sterling Commerce, Inc.(a)          2,400,000       108,000,000
---------------------------------------------------------------
Unisys Corp.(a)                    10,000,000       344,375,000
---------------------------------------------------------------
                                                  1,279,596,875
---------------------------------------------------------------

CONSUMER FINANCE-1.02%

MBNA Corp.                          1,800,000        44,887,500
---------------------------------------------------------------
Providian Financial Corp.           1,950,000       146,250,000
---------------------------------------------------------------
                                                    191,137,500
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
DISTRIBUTORS (FOOD & HEALTH)-0.07%

Cardinal Health, Inc.                 167,100   $    12,678,712
---------------------------------------------------------------

ELECTRIC COMPANIES-0.13%

Wisconsin Energy Corp.                791,100        24,870,206
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.75%

General Electric Co.                3,200,000       326,600,000
---------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-0.12%

Waters Corp.(a)                       250,000        21,812,500
---------------------------------------------------------------

ENTERTAINMENT-3.08%

Time Warner Inc.                    9,300,000       577,181,250
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-6.73%

Ambac Financial Group, Inc.         1,100,000        66,206,250
---------------------------------------------------------------
American Express Co.                1,500,000       153,375,000
---------------------------------------------------------------
American General Corp.              1,300,000       101,400,000
---------------------------------------------------------------
Associates First Capital
  Corp.-Class A                     5,600,000       237,300,000
---------------------------------------------------------------
Citigroup Inc.                      1,400,000        69,300,000
---------------------------------------------------------------
Fannie Mae                          3,700,000       273,800,000
---------------------------------------------------------------
Freddie Mac                         4,954,200       319,236,263
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                      550,000        39,050,000
---------------------------------------------------------------
                                                  1,259,667,513
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-1.78%

Bristol-Myers Squibb Co.            2,150,000       287,696,875
---------------------------------------------------------------
Warner-Lambert Co.                    600,000        45,112,500
---------------------------------------------------------------
                                                    332,809,375
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.34%

Watson Pharmaceuticals, Inc.(a)     1,000,000        62,875,000
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-4.01%

Merck & Co., Inc.                   1,100,000       162,456,250
---------------------------------------------------------------
Pharmacia & Upjohn, Inc.           10,373,400       587,393,775
---------------------------------------------------------------
                                                    749,850,025
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-4.94%

Allegiance Corp.                    1,200,000        55,950,000
---------------------------------------------------------------
Guidant Corp.                       6,900,000       760,725,000
---------------------------------------------------------------
Medtronic, Inc.                     1,450,000       107,662,500
---------------------------------------------------------------
                                                    924,337,500
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.53%

Alza Corp.(a)                       1,900,000        99,275,000
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-2.08%

Colgate-Palmolive Co.               4,200,000       390,075,000
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
INSURANCE (LIFE/HEALTH)-0.33%

Provident Companies, Inc.           1,500,000   $    62,250,000
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-4.32%

Ace, Ltd.                           2,578,600        88,800,538
---------------------------------------------------------------
American International Group,
  Inc.                              6,500,000       628,062,500
---------------------------------------------------------------
Hartford Financial Services
  Group Inc. (The)                  1,663,800        91,301,025
---------------------------------------------------------------
                                                    808,164,063
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-2.09%

Allstate Corp. (The)                2,750,000       106,218,750
---------------------------------------------------------------
EXEL Ltd.-Class A                   2,225,000       166,875,000
---------------------------------------------------------------
Progressive Corp.                     700,000       118,562,500
---------------------------------------------------------------
                                                    391,656,250
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.21%

Merrill Lynch & Co., Inc.(b)          599,500        40,016,625
---------------------------------------------------------------

LODGING-HOTELS-2.28%

Carnival Corp.                      6,650,000       319,200,000
---------------------------------------------------------------
Royal Caribbean Cruises Ltd.        2,900,000       107,300,000
---------------------------------------------------------------
                                                    426,500,000
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.61%

Tyco International Ltd.             4,000,000       301,750,000
---------------------------------------------------------------

NATURAL GAS-1.01%

El Paso Energy Corp.                1,300,000        45,256,250
---------------------------------------------------------------
Enron Corp.                         1,700,000        97,006,250
---------------------------------------------------------------
Williams Companies, Inc. (The)      1,500,000        46,781,250
---------------------------------------------------------------
                                                    189,043,750
---------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-0.24%

Amoco Corp.                           750,000        45,281,250
---------------------------------------------------------------

PERSONAL CARE-1.08%

Avon Products, Inc.                 4,550,000       201,337,500
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-1.70%

Xerox Corp.                         2,700,000       318,600,000
---------------------------------------------------------------

PUBLISHING-0.31%

Dow Jones & Co., Inc.               1,200,000        57,750,000
---------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.26%

New York Times Co.-Class A
  (The)                             1,400,000        48,562,500
---------------------------------------------------------------

RAILROADS-0.26%

Kansas City Southern
  Industries, Inc.                  1,000,000        49,187,500
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.82%

Lowe's Companies, Inc.              3,000,000       153,562,500
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.21%

Federated Department Stores,
  Inc.(a)                             900,000        39,206,250
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
RETAIL (FOOD CHAINS)-2.11%

Albertson's, Inc.                     500,000   $    31,843,750
---------------------------------------------------------------
Kroger Co.(a)                       3,079,600       186,315,800
---------------------------------------------------------------
Safeway, Inc.(a)                    2,905,700       177,066,094
---------------------------------------------------------------
                                                    395,225,644
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-5.15%

Costco Companies, Inc.(a)           3,100,000       223,781,250
---------------------------------------------------------------
Dayton Hudson Corp.                 6,600,000       358,050,000
---------------------------------------------------------------
Wal-Mart Stores, Inc.               4,700,000       382,756,250
---------------------------------------------------------------
                                                    964,587,500
---------------------------------------------------------------

SERVICES (ADVERTISING & MARKETING)-1.60%

Omnicom Group, Inc.                 5,156,000       299,048,000
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.36%

Stewart Enterprises, Inc.-Class
  A                                 3,000,000        66,750,000
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.64%

SunGard Data Systems Inc.(a)        3,023,600       119,999,125
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.37%

Ceridian Corp.(a)                     400,000        27,925,000
---------------------------------------------------------------
Equifax, Inc.                       1,200,000        41,025,000
---------------------------------------------------------------
                                                     68,950,000
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-1.60%

AirTouch Communications,
  Inc.(a)                           4,150,000       299,318,750
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-5.74%

MCI WorldCom, Inc.(a)              14,972,543     1,074,279,961
---------------------------------------------------------------

TELEPHONE-1.35%

BellSouth Corp.                     2,900,000       144,637,500
---------------------------------------------------------------
SBC Communications, Inc.            2,000,000       107,250,000
---------------------------------------------------------------
                                                    251,887,500
---------------------------------------------------------------

TOBACCO-1.07%

Philip Morris Companies, Inc.       3,750,000       200,625,000
---------------------------------------------------------------

WASTE MANAGEMENT-1.89%

Waste Management, Inc.              7,599,998       354,349,907
---------------------------------------------------------------
    Total Domestic Common
      Stocks (Cost
      $10,797,450,533)                           16,115,913,206
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-4.68%

CANADA-0.40%

Royal Bank of Canada
  (Banks-Major Regional)            1,500,000        75,049,020
---------------------------------------------------------------

FINLAND-3.55%

Nokia Oyj A.B.-Class A
  (Communications Equipment)           23,000         2,797,998
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
FINLAND-(CONTINUED)

Nokia Oyj A.B.-Class A-ADR
  (Communications Equipment)        5,500,000   $   662,406,250
---------------------------------------------------------------
                                                    665,204,248
---------------------------------------------------------------

SWEDEN-0.26%

Telefonaktiebolaget LM
  Ericsson-ADR (Communications
  Equipment)                        2,000,000        47,875,000
---------------------------------------------------------------

UNITED KINGDOM-0.47%

British Petroleum Co. PLC-ADR
  (Oil-International
  Integrated)                         500,000        44,812,500
---------------------------------------------------------------
WPP Group PLC
  (Services-Advertising/
  Marketing)                        7,000,000        42,548,787
---------------------------------------------------------------
                                                     87,361,287
---------------------------------------------------------------
    Total Foreign Stocks &
      Other Equity Interests
      (Cost $545,076,752)                           875,489,555
---------------------------------------------------------------

MASTER NOTE AGREEMENT-0.21%

Merrill Lynch Mortgage Capital,
  Inc., 5.78%, 08/16/99(c)
  (Cost $40,000,000)             $ 40,000,000   $    40,000,000
---------------------------------------------------------------

TIME DEPOSIT-2.05%

SunTrust Bank of Atlanta,
  4.00%, 01/04/99 (Cost
  $382,984,564)                   382,984,564       382,984,564
---------------------------------------------------------------

                                  PRINCIPAL         MARKET
                                    AMOUNT           VALUE
REPURCHASE AGREEMENTS(d)-7.18%

Bear Stearns & Co., Inc.,
  4.85%(e)                       $292,000,000   $   292,000,000
---------------------------------------------------------------
Credit Suisse First Boston
  Corp., 5.00%, 01/04/99(f)       105,000,000       105,000,000
---------------------------------------------------------------
Dean Witter Reynolds, Inc.,
  5.00%, 01/04/99(g)              255,000,000       255,000,000
---------------------------------------------------------------
Deutsche Morgan Grenfel Inc.,
  5.00%(h)                        200,000,000       200,000,000
---------------------------------------------------------------
First Chicago Capital Markets,
  Inc., 5.04%, 01/04/99(i)          5,949,388         5,949,388
---------------------------------------------------------------

Goldman, Sachs & Co., 5.00%,

  01/04/99(j)                     400,000,000       400,000,000
---------------------------------------------------------------
Greenwich Capital Markets,
  Inc., 4.10%, 01/04/99(k)         40,000,000        40,000,000
---------------------------------------------------------------
SBC Warburg Dillon Read Inc.,
  4.75%, 01/04/99(l)               45,964,800        45,964,800
---------------------------------------------------------------
    Total Repurchase Agreements
      (Cost $1,343,914,188)                       1,343,914,188
---------------------------------------------------------------

TOTAL INVESTMENTS-100.23%                        18,758,301,513

---------------------------------------------------------------

LIABILITIES LESS OTHER ASSETS-(0.23)%               (43,045,043)

---------------------------------------------------------------

NET ASSETS-100.00%                              $18,715,256,470

================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 8.
(c) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon two days' notice to the issuer. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 12/31/98.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Open repurchase agreement entered into 10/05/98. Either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $354,763,000 U.S. Government obligations, 0% to 8.65% due 01/15/99 to 06/11/18 with an aggregate market value at 12/31/98 of $360,262,932.
(f) Joint repurchase agreement entered into 12/31/98 with a maturing value of $150,083,333. Collateralized by $140,222,000 U.S. Government obligations, 5.50% to 8.125% due 02/02/01 to 08/15/28 with an aggregate market value at 12/31/98 of $155,433,051.
(g) Joint repurchase agreement entered into 12/31/98 with a maturing value of $300,166,667. Collateralized by a $304,116,000 U.S. Government obligation, 0% due 11/04/03 with a market value at 12/31/98 of $306,000,953.
(h) Open repurchase agreement entered into 10/02/97. Either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $373,807,171 U.S. Government obligations, 6.132% to 7.077% due 09/01/33 to 07/01/34 with an aggregate market value at 12/31/98 of $204,000,000.
(i) Joint repurchase agreement entered into 12/31/98 with a maturing value of $485,271,600. Collateralized by $500,177,000 U.S. Government obligations, 0% to 5.86% due 02/09/99 to 04/28/03 with an aggregate market value at 12/31/98 of $494,702,672.
(j) Repurchase agreement entered into 12/31/98 with a maturing value of $400,222,222. Collateralized by $902,636,386 U.S. Government obligations, 5.886% to 7.889% due 07/01/19 to 02/01/38 with an aggregate market value at 12/31/98 of $408,000,000.
(k) Repurchase agreement entered into 12/31/98 with a maturing value of $40,018,222. Collateralized by $41,294,406 U.S. Government obligations, 5.50% to 9.50% due 12/01/08 to 12/01/28 with an aggregate market value at 12/31/98 of $40,803,888.
(l) Joint repurchase agreement entered into 12/31/98 with a maturing value of $1,000,527,778. Collateralized by $2,207,068,000 U.S. Government
    obligations, 0% to 6.75% due 06/30/99 to 11/15/21 with an aggregate market value at 12/31/98 of $1,020,001,079.

Abbreviation:

ADR - American Depositary Receipt
CAD - Canadian Dollar
FIM - Finnish Marka
GBP - British Pound Sterling
SEK - Swedish Krona

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS:

Investments, at market value (cost
  $13,109,426,037)                         $18,758,301,513
----------------------------------------------------------
Foreign currencies, at value (cost
  $6,184)                                            6,108
----------------------------------------------------------
Receivables for:
  Investments sold                              17,364,690
----------------------------------------------------------
  Fund shares sold                              34,930,383
----------------------------------------------------------
  Dividends and interest                         7,931,517
----------------------------------------------------------
Forward contracts                                5,466,427
----------------------------------------------------------
Investment for deferred compensation plan          134,758
----------------------------------------------------------
Other assets                                       343,720
----------------------------------------------------------
    Total assets                            18,824,479,116
----------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         34,538,469
----------------------------------------------------------
  Fund shares reacquired                        45,628,894
----------------------------------------------------------
  Deferred compensation plan                       134,758
----------------------------------------------------------
Forward contracts                                  923,264
----------------------------------------------------------
Options written (Premiums received
  $1,254,474)                                    1,141,844
----------------------------------------------------------
Accrued advisory fees                            9,079,319
----------------------------------------------------------
Accrued distribution fees                       15,591,465
----------------------------------------------------------
Accrued transfer agent fees                        929,692
----------------------------------------------------------
Accrued trustees' fees                              22,091
----------------------------------------------------------
Accrued operating expenses                       1,232,850
----------------------------------------------------------
    Total liabilities                          109,222,646
----------------------------------------------------------
Net assets applicable to shares
  outstanding                              $18,715,256,470
----------------------------------------------------------

NET ASSETS:

Class A                                    $ 8,823,093,519
==========================================================
Class B                                    $ 9,680,068,386
==========================================================
Class C                                    $   212,094,565
==========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                        219,528,926
==========================================================
Class B                                        246,662,868
==========================================================
Class C                                          5,402,874
==========================================================
Class A:
  Net asset value and redemption price
    per share                              $         40.19
----------------------------------------------------------
  Offering price per share:
    (Net asset value of $40.19 divided
    by  94.50%)                            $         42.53
==========================================================
Class B:
  Net asset value and offering price per
    share                                  $         39.24
==========================================================
Class C:
  Net asset value and offering price per
    share                                  $         39.26
==========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1998

INVESTMENT INCOME:

Dividends (net of $3,464,586 foreign
  withholding tax)                          $  126,900,270
----------------------------------------------------------
Interest                                        71,253,935
----------------------------------------------------------
    Total investment income                    198,154,205
----------------------------------------------------------

EXPENSES:

Advisory fees                                   98,360,939
----------------------------------------------------------
Administrative services fees                       323,939
----------------------------------------------------------
Custodian fees                                     918,751
----------------------------------------------------------
Distribution fees -- Class A                    19,005,948
----------------------------------------------------------
Distribution fees -- Class B                    79,819,281
----------------------------------------------------------
Distribution fees -- Class C                     1,114,428
----------------------------------------------------------
Trustees' fees                                     130,394
----------------------------------------------------------
Transfer agent fees -- Class A                   9,249,742
----------------------------------------------------------
Transfer agent fees -- Class B                  13,852,532
----------------------------------------------------------
Transfer agent fees -- Class C                     248,230
----------------------------------------------------------
Other                                            2,845,132
----------------------------------------------------------
    Total expenses                             225,869,316
----------------------------------------------------------
Less: Expenses paid indirectly                    (246,587)
----------------------------------------------------------
    Fees waived by advisor                      (3,423,939)
----------------------------------------------------------
    Net expenses                               222,198,790
----------------------------------------------------------
Net investment income (loss)                   (24,044,585)
----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES, FORWARD AND OPTION
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                      1,239,384,004
----------------------------------------------------------
  Foreign currencies                               447,068
----------------------------------------------------------
  Forward contracts                            (36,087,505)
----------------------------------------------------------
  Futures contracts                              1,526,410
----------------------------------------------------------
  Option contracts written                      (7,886,317)
----------------------------------------------------------
                                             1,197,383,660
----------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                      3,329,000,942
----------------------------------------------------------
  Foreign currencies                               206,713
----------------------------------------------------------
  Forward contracts                              4,543,163
----------------------------------------------------------
  Option contracts written                      (4,845,758)
----------------------------------------------------------
                                             3,328,905,060
----------------------------------------------------------
  Net gain from investment securities,
    foreign currencies, futures, forward
    and option contracts                     4,526,288,720
----------------------------------------------------------
Net increase in net assets resulting from
  operations                                $4,502,244,135
==========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

for the years ended December 31, 1998 and 1997

                                                                   1998                 1997
                                                              ---------------      ---------------
OPERATIONS:

  Net investment income (loss)                                $   (24,044,585)     $    20,314,716
--------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures, forward and option contracts           1,197,383,660        1,450,271,721
--------------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, forward contracts and option
    contracts                                                   3,328,905,060          961,987,307
--------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        4,502,244,135        2,432,573,744
--------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (18,008,475)          (7,048,371)
--------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (539,610,813)        (677,329,447)
--------------------------------------------------------------------------------------------------
  Class B                                                        (602,045,865)        (697,438,107)
--------------------------------------------------------------------------------------------------
  Class C                                                         (12,727,398)          (2,766,027)
--------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         439,374,153        1,076,707,236
--------------------------------------------------------------------------------------------------
  Class B                                                       1,179,878,726        1,473,648,468
--------------------------------------------------------------------------------------------------
  Class C                                                         156,203,496           35,606,705
--------------------------------------------------------------------------------------------------
    Net increase in net assets                                  5,105,307,959        3,633,954,201
--------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          13,609,948,511        9,975,994,310
--------------------------------------------------------------------------------------------------
  End of period                                               $18,715,256,470      $13,609,948,511
==================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $12,965,142,636      $11,116,186,261
--------------------------------------------------------------------------------------------------
  Undistributed net investment income                                (391,429)          17,752,405
--------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign
    currencies, futures, forward and option contracts              96,971,065          151,380,707
--------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, forward contracts and option contracts          5,653,534,198        2,324,629,138
--------------------------------------------------------------------------------------------------
                                                              $18,715,256,470      $13,609,948,511
--------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek to achieve long-term growth of capital by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
C. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Outstanding forward currency contracts at December 31, 1998 were as follows:

                             CONTRACT TO                          UNREALIZED
    SETTLEMENT        -------------------------                  APPRECIATION
       DATE             DELIVER       RECEIVE        VALUE      (DEPRECIATION)
    ----------        -----------   -----------   -----------   --------------
    2/10/99      CAD   88,000,000    57,212,826    57,517,060      (304,234)
    2/26/99      CAD    1,000,000       645,307       653,677        (8,370)
    1/19/99      FIM  519,000,000   104,150,617   101,937,707     2,212,910
    1/20/99      FIM  369,000,000    72,053,961    72,479,805      (425,844)
    1/20/99      FIM  451,000,000    88,915,869    88,586,428       329,441
    1/21/99      FIM  540,000,000   107,593,581   106,073,660     1,519,921
    1/22/99      FIM  574,000,000   113,663,523   112,758,382       905,141
    1/19/99      GBP    5,000,000     8,476,100     8,295,020       181,080
    1/20/99      GBP   17,000,000    28,407,000    28,200,478       206,522
    2/16/99      GBP   12,500,000    20,670,000    20,689,032       (19,032)
    2/18/99      GBP    5,500,000     9,193,085     9,101,747        91,338
    1/19/99      SEK   10,000,000     1,252,678     1,232,604        20,074
    2/16/99      SEK  276,000,000    33,895,829    34,061,613      (165,784)
                                    -----------   -----------     ---------
                                    646,130,376   641,587,213     4,543,163

D. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such dividends are paid annually. On December 31, 1998 additional paid-in capital was increased by $73,500,000, undistributed net investment income was increased by $23,909,226 and undistributed net realized gains was decreased by $97,409,226 as a result of differing book/tax treatment of foreign currency transactions and equalization credits in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contract may not correlate with changes in the value of the Fund's portfolio being hedged.
F. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written. The Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 25% of the net assets of the Fund.
G. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund will not purchase put options where the aggregate value of the securities underlying all such options exceeds 25% of the value of its net assets.
H. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
I. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM is currently voluntarily waiving a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver of fees is entirely voluntary and the Board of Trustees would be advised of any decision by AIM to discontinue the waiver. During the year ended December 31, 1998, AIM voluntarily waived advisory fees in the amount of $3,423,939.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1998, AIM was reimbursed $323,939 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the year ended December 31, 1998, AFS was paid $14,002,958 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended December 31, 1998, the Class A, Class B and Class C shares paid AIM Distributors $19,005,948, $79,819,281 and $1,114,428, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $4,259,204 from sales of the Class A shares of the Fund during the year ended December 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1998, AIM Distributors received $1,498,642 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
    During the year ended December 31, 1998, the Fund paid legal fees of $32,680 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $174,089 and $72,498, respectively under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $246,587 during the year ended December 31, 1998.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% of the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $17,711,356,448 and $16,096,656,971, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 was as follows:

Aggregate unrealized appreciation of investment securities    $5,657,577,843
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (71,716,453)
----------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $5,585,861,390
============================================================================

Cost of investments for tax purposes is $13,172,440,123.


NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                                                          1998                            1997
                                                              -----------------------------   -----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------   ---------------   -----------   ---------------
Sold:
 Class A                                                       61,939,114   $ 2,232,305,973    56,549,515   $ 1,862,338,902
---------------------------------------------------------------------------------------------------------------------------
 Class B                                                       44,964,399     1,587,327,551    44,494,521     1,452,059,926
---------------------------------------------------------------------------------------------------------------------------
 Class C*                                                       4,634,085       164,861,278       982,300        34,164,971
---------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
 Class A                                                       13,921,013       529,914,065    20,397,239       655,150,256
---------------------------------------------------------------------------------------------------------------------------
 Class B                                                       15,274,620       567,695,520    20,756,501       656,098,487
---------------------------------------------------------------------------------------------------------------------------
 Class C*                                                         327,964        12,197,171        82,603         2,611,962
---------------------------------------------------------------------------------------------------------------------------
Reacquired:
 Class A                                                      (64,405,244)   (2,322,845,885)  (43,852,562)   (1,440,781,922)
---------------------------------------------------------------------------------------------------------------------------
 Class B                                                      (27,805,340)     (975,144,345)  (19,618,229)     (634,509,945)
---------------------------------------------------------------------------------------------------------------------------
 Class C*                                                        (590,550)      (20,854,953)      (33,528)       (1,170,228)
---------------------------------------------------------------------------------------------------------------------------
                                                               48,260,061   $ 1,775,456,375    79,758,360   $ 2,585,962,409
===========================================================================================================================

* Class C shares commenced sales on August 4, 1997.

NOTE 8-CALL OPTION CONTRACTS WRITTEN

Transactions in call option contracts written during the year ended December 31, 1998 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    ------------
Beginning of period                                             43,901     $ 19,083,250
---------------------------------------------------------------------------------------
Written                                                        152,389       86,212,411
---------------------------------------------------------------------------------------
Closed                                                         (57,500)     (30,689,449)
---------------------------------------------------------------------------------------
Exercised                                                      (78,819)     (54,836,551)
---------------------------------------------------------------------------------------
Expired                                                        (56,976)     (18,515,187)
---------------------------------------------------------------------------------------
End of period                                                    2,995     $  1,254,474
=======================================================================================

Open call option contracts written at December 31, 1998 were as follows:

                                                                         NUMBER                    DECEMBER 31,
                                                  CONTRACT    STRIKE       OF         PREMIUM          1998          UNREALIZED
                     ISSUE                         MONTH      PRICE     CONTRACTS     RECEIVED     MARKET VALUE     APPRECIATION
                     -----                        --------    ------    ---------    ----------    ------------    --------------
Merrill Lynch & Co., Inc.                         Jan. 99       65        2,995      $1,254,474    $ 1,141,844      $   112,630
=================================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during each of the years in the five-year period ended December 31, 1998; and for a share of Class C outstanding during the year ended December 31, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                          CLASS A
                                                           ----------------------------------------------------------------------
                                                              1998            1997            1996          1995          1994
                                                           ----------      ----------      ----------    ----------    ----------
Net asset value, beginning of period                       $    32.42      $    29.15      $    26.81    $    21.14    $    20.82
--------------------------------------------------------   ----------      ----------      ----------    ----------    ----------
Income from investment operations:
 Net investment income                                           0.09            0.17            0.43(a)       0.14          0.16
--------------------------------------------------------   ----------      ----------      ----------    ----------    ----------
 Net gains on securities (both realized and unrealized)         10.38            6.78            3.42          7.21          0.52
--------------------------------------------------------   ----------      ----------      ----------    ----------    ----------
   Total from investment operations                             10.47            6.95            3.85          7.35          0.68
--------------------------------------------------------   ----------      ----------      ----------    ----------    ----------
Less distributions:
 Dividends from net investment income                           (0.09)          (0.04)          (0.41)        (0.09)        (0.16)
--------------------------------------------------------   ----------      ----------      ----------    ----------    ----------
 Distributions from net realized gains                          (2.61)          (3.64)          (1.10)        (1.59)        (0.20)
--------------------------------------------------------   ----------      ----------      ----------    ----------    ----------
   Total distributions                                          (2.70)          (3.68)          (1.51)        (1.68)        (0.36)
--------------------------------------------------------   ----------      ----------      ----------    ----------    ----------
Net asset value, end of period                             $    40.19      $    32.42      $    29.15    $    26.81    $    21.14
========================================================   ==========      ==========      ==========    ==========    ==========
Total return(b)                                                 32.76%          23.95%          14.52%        34.85%         3.28%
========================================================   ==========      ==========      ==========    ==========    ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $8,823,094      $6,745,253      $5,100,061    $3,408,952    $1,358,725
========================================================   ==========      ==========      ==========    ==========    ==========
Ratio of expenses to average net assets(c)                       1.00%(d)        1.04%           1.11%         1.12%         0.98%
========================================================   ==========      ==========      ==========    ==========    ==========
Ratio of net investment income to average net assets(e)          0.26%(d)        0.57%           1.65%         0.74%         0.92%
========================================================   ==========      ==========      ==========    ==========    ==========
Portfolio turnover rate                                           113%            137%            126%          151%          127%
========================================================   ==========      ==========      ==========    ==========    ==========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.02%, 1.06%, 1.13% and 1.13% for 1998-1995, respectively.
(d) Ratios are based on average net assets of $7,602,379,116.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 0.24%, 0.55%, 1.63% and 0.73% for 1998-1995, respectively.

                                                                CLASS B                                          CLASS C
                                   -----------------------------------------------------------------     ------------------------
                                      1998           1997          1996          1995         1994         1998          1997
                                   ----------     ----------    ----------    ----------    --------     --------    ------------
Net asset value, beginning of
 period                            $    31.89      $    28.92     $    26.65    $    21.13    $  20.82   $  31.90      $ 35.60
---------------------------------  ----------      ----------     ----------    ----------    --------   --------      -------
Income from investment
 operations:
 Net investment income (loss)           (0.18)          (0.07)          0.20(a)      (0.01)         --      (0.19)(a)    (0.01)
---------------------------------  ----------      ----------     ----------    ----------    --------   --------      -------
 Net gains (losses) on securities
   (both realized and unrealized)       10.14            6.68           3.38          7.12        0.51      10.16        (0.05)
---------------------------------  ----------      ----------     ----------    ----------    --------   --------      -------
     Total from investment
       operations                        9.96            6.61           3.58          7.11        0.51       9.97        (0.06)
---------------------------------  ----------      ----------     ----------    ----------    --------   --------      -------
Less distributions:
 Dividends from net investment
   income                                  --              --          (0.21)           --          --         --           --
---------------------------------  ----------      ----------     ----------    ----------    --------   --------      -------
 Distributions from net realized
   gains                                (2.61)          (3.64)         (1.10)        (1.59)      (0.20)     (2.61)       (3.64)
---------------------------------  ----------      ----------     ----------    ----------    --------   --------      -------
     Total distributions                (2.61)          (3.64)         (1.31)        (1.59)      (0.20)     (2.61)       (3.64)
=================================  ==========      ==========     ==========    ==========    ========   ========      =======
Net asset value, end of period     $    39.24      $    31.89     $    28.92    $    26.65    $  21.13   $  39.26      $ 31.90
=================================  ==========      ==========     ==========    ==========    ========   ========      =======
Total return(b)                         31.70%          22.96%         13.57%        33.73%       2.46%     31.72%       (0.08)%
=================================  ==========      ==========     ==========    ==========    ========   ========      =======
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                          19,680,068      $6,831,796     $4,875,933    $2,860,531    $680,119   $212,095      $32,900
=================================  ==========      ==========     ==========    ==========    ========   ========      =======
Ratio of expenses to average net
 assets(c)                               1.80%(d)        1.85%          1.94%         1.94%       1.90%      1.80%(d)     1.84%(f)
=================================  ==========      ==========     ==========    ==========    ========   ========      =======
Ratio of net investment income
 (loss) to average net assets(e)        (0.54)%(d)      (0.24)%         0.82%       (0.08)%       0.00%     (0.54)%(d)   (0.23)%(f)
=================================  ==========      ==========     ==========    ==========    ========   ========      =======
Portfolio turnover rate                   113%            137%           126%          151%        127%       113%         137%
=================================  ==========      ==========     ==========    ==========    ========   ========      =======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.82%, 1.87%, 1.96% and 1.96% for 1998-1995 for Class B, respectively, and
    1.82% and 1.86% (annualized) for 1998-1997, respectively, for Class C.
(d) Ratios are based on average net assets of $7,981,928,079 and $111,442,755 for Class B and Class C, respectively.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were (0.56)%, (0.26)%, 0.81% and (0.09)% for 1998-1995, respectively, for Class B, and (0.56)% and (0.25)% (annualized) for 1998-1997, respectively, for Class C.
(f)  Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       To the Board of Trustees and Shareholders of AIM Value Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Value Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                           We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                           In our opinion, the financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Value Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG LLP

                       Houston, Texas
                       February 5, 1999

BOARD OF DIRECTORS                               OFFICERS                                   OFFICE OF THE FUND
Charles T. Bauer                                 Charles T. Bauer                           11 Greenway Plaza
Chairman                                         Chairman                                   Suite 100
A I M Management Group Inc.                                                                 Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                                  INVESTMENT ADVISOR
Director
ACE Limited;                                     John J. Arthur                             A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Treasurer        11 Greenway Plaza
Chief Executive Officer                                                                     Suite 100
COMSAT Corporation                               Carol F. Relihan                           Houston, TX 77046
                                                 Senior Vice President and Secretary
Owen Daly II                                                                                TRANSFER AGENT
Director                                         Gary T. Crum
Cortland Trust Inc.                              Senior Vice President                      A I M Fund Services, Inc.
                                                                                            P.O. Box 4739
Edward K. Dunn Jr.                               Dana R. Sutton                             Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;             Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                       CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and         Robert G. Alley
President, Mercantile Bankshares                 Vice President                             State Street Bank and Trust Company
                                                                                            225 Franklin Street
Jack Fields                                      Stuart W. Coco                             Boston, MA 02110
Chief Executive Officer                          Vice President
Texana Global, Inc.;                                                                        COUNSEL TO THE FUND
Formerly Member                                  Melville B. Cox
of the U.S. House of Representatives             Vice President                             Ballard Spahr
                                                                                            Andrews & Ingersoll, LLP
Carl Frischling                                  Karen Dunn Kelley                          1735 Market Street
Partner                                          Vice President                             Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel
                                                 Jonathan C. Schoolar                       COUNSEL TO THE TRUSTEES
Robert H. Graham                                 Vice President
President and Chief Executive Officer                                                       Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                      Renee A. Friedli                           919 Third Avenue
                                                 Assistant Secretary                        New York, NY 10022
Prema Mathai-Davis
Chief Executive Officer, YWCA of the U.S.A.:     P. Michelle Grace                          DISTRIBUTOR
Commissioner, New York City Dept. for            Assistant Secretary
the Aging; and member of the Board of Director                                              A I M Distributors, Inc.
Metropolitan Transportation Authority of         Jeffrey H. Kupor                           11 Greenway Plaza
New York State                                   Assistant Secretary                        Suite 100
                                                                                            Houston, TX 77046
Lewis F. Pennock                                 Nancy L. Martin
Attorney                                         Assistant Secretary                        AUDITORS

Ian W. Robinson                                  Ofelia M. Mayo                             KPMG LLP
Consultant; Formerly Executive                   Assistant Secretary                        700 Louisiana
Vice President and                                                                          Houston, TX 77002
Chief Financial Officer                          Lisa A. Moss
Bell Atlantic Management                         Assistant Secretary
Services, Inc.
                                                 Kathleen J. Pflueger
Louis S. Sklar                                   Assistant Secretary
Executive Vice President
Hines Interests                                  Samuel D. Sirko
Limited Partnership                              Assistant Secretary

                                                 Stephen I. Winer
                                                 Assistant Secretary

                                                 Mary J. Benson
                                                 Assistant Treasurer


REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Value Fund Class A, Class B, and Class C shares paid ordinary dividends in the amount of $0.26, $0.1725, and $0.1725 per share, respectively, to shareholders during its tax year ended December 31, 1998. Of these amounts 13.76% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $2.441 per share during the Fund's tax year ended December 31, 1998.

  The Fund also distributed long-term capital gains of $1,151,708,430 for the Fund's tax year ended December 31, 1998. Of long-term capital gains distributed, 100% is 20% rate gain.

REQUIRED STATE INCOME TAX INFORMATION

Of total ordinary dividends paid, 0.005% were derived from U.S. Treasury obligations.

THE A I M FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                      MONEY MARKET FUNDS
AIM Aggressive Growth Fund(1)                     AIM Money Market Fund
AIM Blue Chip Fund                                AIM Tax-Exempt Cash Fund
AIM Capital Development Fund
AIM Constellation Fund                            INTERNATIONAL GROWTH FUNDS
AIM Mid Cap Equity Fund(2)(A)                     AIM Advisor International Value Fund
AIM Select Growth Fund(3)                         AIM Asian Growth Fund
AIM Small Cap Growth Fund(2)(B)                   AIM Developing Markets Fund(3)
AIM Small Cap Opportunities Fund                  AIM Europe Growth Fund(3)
AIM Value Fund                                    AIM European Development Fund
AIM Weingarten Fund                               AIM International Equity Fund
                                                  AIM Japan Growth Fund(2)
GROWTH & INCOME FUNDS                             AIM Latin American Growth Fund(2)
AIM Advisor Flex Fund                             AIM New Pacific Growth Fund(2)
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund                        GLOBAL GROWTH FUNDS
AIM Advisor Real Estate Fund                      AIM Global Aggressive Growth Fund
AIM Balanced Fund                                 AIM Global Growth Fund
AIM Basic Value Fund(2)(C)
AIM Charter Fund                                  GLOBAL GROWTH & INCOME FUNDS
                                                  AIM Global Growth & Income Fund(2)
INCOME FUNDS                                      AIM Global Utilities Fund
AIM Floating Rate Fund(2)
AIM High Yield Fund                               GLOBAL INCOME FUNDS
AIM High Yield Fund II                            AIM Emerging Markets Debt Fund(2)(D)
AIM Income Fund                                   AIM Global Government Income Fund(2)
AIM Intermediate Government Fund                  AIM Global Income Fund
AIM Limited Maturity Treasury Fund                AIM Strategic Income Fund(2)

TAX-FREE INCOME FUNDS                             THEME FUNDS
AIM High Income Municipal Fund                    AIM Global Consumer Products and Services Fund(2)
AIM Municipal Bond Fund                           AIM Global Financial Services Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut           AIM Global Health Care Fund(2)
AIM Tax-Free Intermediate Fund                    AIM Global Infrastructure Fund(2)
                                                  AIM Global Resources Fund(2)
                                                  AIM Global Telecommunications Fund(2)
                                                  AIM Global Trends Fund(2)(E)

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $109 billion in assets for more than 6.2 million shareholders, including individual investors, corporate clients, and financial institutions, as of December 31, 1998.
   The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the 10th-largest mutual fund complex in the U.S. in assets under management, according to Strategic Insight, an independent mutual fund monitor.

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.